UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2024

SONOCO PRODUCTS COMPANY
(Exact name of registrant as specified in its charter)
001-11261
(Commission File Number)

South Carolina	57-0248420
(State or other jurisdiction or incorporation)	(I.R.S. Employer Identification Number)
1 N. Second St.
Hartsville, South Carolina 29550
(Address of principal executive offices)(Zip Code)
(843) 383-7000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
No par value common stock	SON	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.
Term Loan Commitments
On September 13, 2024, Sonoco Products Company (“Sonoco” or the “Company”) announced that, in order to finance a portion of the cash consideration for the Company’s proposed acquisition of all of the issued and outstanding equity interest in Titan Holdings I B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands (“Eviosys,” and such proposed acquisition, the “Eviosys Acquisition”), it had obtained commitments from certain lenders for an approximately $1.2 billion senior unsecured term loan facility (the “Term Loan Facility”). Funding of the Term Loan Facility is expected to take place substantially concurrently with the closing of the Eviosys Acquisition, and the Term Loan Facility is expected to mature 364 days following the funding date. The Company expects to enter into a definitive agreement with respect to the Term Loan Facility on or around September 16, 2024. After the execution of a definitive agreement, the commitments in respect of the Term Loan Facility will replace a corresponding amount of the commitments in respect of the Company’s existing 364-day senior unsecured bridge term loan facility, in accordance with the terms of the bridge facility commitment letter.
Unaudited Supplemental Non-GAAP Pro Forma Financial Information
Unaudited supplemental non-GAAP pro forma condensed combined financial measures of the Company and Eviosys for the year ended December 31, 2023 and the six months ended June 30, 2024 are attached as Exhibit 99.4 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.
The information in this Item 7.01, including Exhibit 99.4 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01    Other Events
As previously announced, on June 22, 2024, the Company, Titan Holdings Coöperatief U.A., a cooperative with excluded liability (coöperatie met uitgesloten aansprakelijkheid), incorporated under the laws of the Netherlands (the “Seller”), and Eviosys entered into a Put Option Agreement (the “Put Option Agreement”) pursuant to which the Company made a binding offer to acquire, on the terms and conditions set forth in the Equity Purchase Agreement, dated as of June 22, 2024, by and among the Company, the Seller and Eviosys (the “Purchase Agreement”), all of the issued and outstanding equity interests in Eviosys. Pursuant to the Put Option Agreement, on August 22, 2024, following the completion of a consultation process with the European Works Council of Eviosys and its subsidiaries, the Seller delivered an exercise notice to the Company accepting its offer and delivered to the Company a copy of the Purchase Agreement, executed by Eviosys and the Seller. The Eviosys Acquisition is expected to close in the fourth quarter of 2024 or the first quarter of 2025.
The Company is filing Exhibits 99.1, 99.2 and 99.3 to this Current Report to provide certain financial information with respect to Eviosys and its subsidiaries and the proposed Eviosys Acquisition.
Included in this Current Report as Exhibit 99.1 are the audited consolidated financial statements of Eviosys as of December 31, 2023 and 2022 and for years ended December 31, 2023 and 2022, the notes related thereto and the related Report of Independent Auditors. Included in this Current Report as Exhibit 99.2 are the unaudited condensed consolidated financial statements of Eviosys as of June 30, 2024 and December 31, 2023 and for the six months ended June 30, 2024 and 2023 and the notes related thereto.
Also included in this Current Report as Exhibit 99.3 are the unaudited pro forma condensed combined financial statements described in Item 9.01(b) below.
The pro forma financial information included in this Current Report has been presented for informational purposes only. It does not purport to represent the actual results of operations that the Company and Eviosys would have achieved had the companies been combined during the period presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve.

Forward-Looking Statements
Certain statements made in this communication are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “assume”, “believe”, “committed”, “continue”, “could”, “estimate”, “expect”, “focused”, “future”, “likely”, “may”, “ongoing”, “outlook”, “potential”, “seek”, “strategy”, “will”, or the negative thereof, and similar expressions identify forward-looking statements.
Forward-looking statements in this communication include, but are not limited to, statements regarding the pending Eviosys Acquisition, the anticipated effects and timing thereof and the Company’s financing plans with respect thereto. These forward-looking statements are made based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management. Such information includes, without limitation, discussions as to estimates, perceived opportunities, expectations, beliefs, plans, strategies, goals and objectives concerning the Company’s future financial and operating performance. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict.
Therefore, actual results may differ materially from those expressed or forecasted in such forward-looking statements. Risks and uncertainties include, among other things, risks related to the Eviosys Acquisition, including that the Eviosys Acquisition will not be consummated; conditions in the credit markets and the ability to obtain financing for the Eviosys Acquisition on the timing or terms the Company anticipates; the ability to receive regulatory approvals for the Eviosys Acquisition in a timely manner, on acceptable terms or at all, or to satisfy the other closing conditions to the Eviosys acquisition; the ability to retain key employees and successfully integrate Eviosys; the Company’s ability to realize estimated cost savings, synergies or other anticipated benefits of the Eviosys Acquisition, or that such benefits may take longer to realize than expected; diversion of management’s attention; the potential impact of the announcement or consummation of the Eviosys Acquisition on relationships with clients and other third parties; the Company’s ability to execute on its strategy, including with respect to portfolio simplification, cost management, productivity improvements, restructuring and capital expenditures, and achieve the benefits it expects therefrom; the operation of new manufacturing capabilities; the availability, transportation and pricing of raw materials, energy and transportation, including the impact of potential changes in tariffs or sanctions and escalating trade wars, and the impact of war, general regional instability and other geopolitical tensions (such as the ongoing conflict between Russia and Ukraine as well as the economic sanctions related thereto, and the ongoing conflict in Israel and Gaza), and the Company’s ability to pass raw material, energy and transportation price increases and surcharges through to customers or otherwise manage these commodity pricing risks; the costs of labor; the effects of inflation, fluctuations in consumer demand, volume softness, and other macroeconomic factors on the Company and the industries in which it operates and that it serves; the Company’s ability to meet its environmental and sustainability goals, including with respect to greenhouse gas emissions; and to meet other social and governance goals, including challenges in implementation thereof; and the other risks, uncertainties and assumptions discussed in the Company’s filings with the Securities and Exchange Commission, including its most recent reports on Forms 10-K and 10-Q, particularly under the heading “Risk Factors”. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed herein might not occur.
No Offer or Solicitation
This Current Report, including the exhibits hereto, is not an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer or sale of securities in any jurisdiction where such offer or sale is not permitted. No offer of securities shall be made in the United States absent registration under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Item 9.01    Financial Statements and Exhibits.
(a) Financial statements of businesses or funds acquired.
The consolidated financial statements of Eviosys required by Item 9.01(a) of Form 8-K and accompanying notes are filed as Exhibits 99.1 and 99.2 to this Current Report.

(b) Pro forma financial information.
The pro forma financial information required by Item 9.01(b) of Form 8-K in relation to the proposed Eviosys Acquisition is filed as Exhibit 99.3 to this Current Report.

(d) Exhibits

Exhibit No.	Description of Exhibit
23.1	Consent of PricewaterhouseCoopers Audit, independent auditors of Eviosys.
99.1	Historical Audited Consolidated Financial Statements and Related Notes of Eviosys as of December 31, 2023 and 2022 and for the years ended December 31, 2023 and 2022.
99.2	Historical Unaudited Condensed Consolidated Financial Statements and Related Notes of Eviosys as of June 30, 2024 and December 31, 2023 and for the Six Months ended June 30, 2024 and 2023.
99.3
Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2024 and the Unaudited Pro Form Condensed Combined Statements of Income of Sonoco for the year ended December 31, 2023 and the Six Months ended June 30, 2024.

99.4	Unaudited Supplemental Non-GAAP Pro Forma Financial Information.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: September 13, 2024	By:	/s/ Robert R. Dillard
Robert R. Dillard
Chief Financial Officer